Exhibit 99.3
Global Traffic Network (UK)
Commercial Limited
(formerly The Unique Broadcasting
Company Limited)
Financial Statements
31 March 2008

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Report and financial statements 2008

Independent auditors’ report to the members of
Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
We have audited the accompanying consolidated balance sheet of Global Traffic Network (UK) Commercial Limited, (formerly The Unique Broadcasting Company Limited) and subsidiaries (the “Group“or the “UBC Ltd Group”) as of 31 March 2008 and the related consolidated income statement, consolidated statement of changes in equity, and consolidated cash flow statement for the year then ended. These financial statements are the responsibility of the Group’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
As discussed in Note 1 to the financial statements, the Group has not presented prior period comparatives because such comparatives are not required by Rule 3-05 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X. In our opinion, disclosure of comparatives is required by International Financial Reporting Standards as issued by the International Accounting Standards Board (“IASB”).
In our opinion, except for the omission of comparative financial information, such consolidated financial statements present fairly, in all material respects, the financial position of the Group at 31 March 2008, and the results of its operations and its cash flows for the year then ended in conformity with International Financial Reporting Standards as issued by the IASB.
/s/ Deloitte LLP
Chartered Accountants
London, United Kingdom
14 May 2009

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Consolidated income statement
Year ended 31 March 2008

		31 March
		2008
	Note	£’000

Continuing operations
Revenue arising from sales of goods		11,537
Cost of sales		(10,157)

Gross profit		1,380

Administrative expenses		(230)

Operating profit	2	1,150

Investment income	4	45

Profit before tax		1,195
Tax	5	59

Profit for the year from continuing operations		1,254

Discontinued operations:
Loss for the year from discontinued operations	6	(1,047)

Profit for the year		207

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Consolidated balance sheet
As at 31 March 2008

		31 March
		2008
	Note	£’000
Assets
Non-current assets
Property, plant and equipment	7	170

		170

Current assets
Inventories		58
Trade and other receivables	9	2,895
Cash and cash equivalents		652

		3,605

Total assets		3,775

Liabilities
Current liabilities
Trade and other payables	10	(10,950)

		(10,950)

Net current liabilities		(7,345)

Net liabilities		(7,175)

Equity
Share capital	11	67
Share premium account	12	139
Accumulated losses	12	(7,381)

Total equity		(7,175)

These financial statements, which comprise the consolidated income statement, the consolidated balance sheet, the consolidated cash flow statement, the consolidated statement of changes in equity and related notes were approved by the board of directors on 14 May 2009 and were signed on its behalf by:
S Cody
Director

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Consolidated cash flow statement
Year ended 31 March 2008

		31 March
		2008
	Note	£’000

Net cash from operating activities	13	235

Investing activities
Interest received	4	45
Advances to joint ventures		(466)
Purchase of property, plant and equipment	7	(41)

Net cash used in investing activities		(462)

Financing activities
Receipt of parent company funding		351

Net cash from financing activities		351

Net increase in cash and cash equivalents		124

Cash and cash equivalents at beginning of the year		528

Cash and cash equivalent at end of the year		652

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Consolidated statement of changes in equity
Year ended 31 March 2008

		Share
	Share	premium	Accumulated
	capital	account	losses	Total
	£’000	£’000	£’000	£’000
At 31 March 2007	67	139	(7,588)	(7,382)
Profit for the year	—	—	207	207

At 31 March 2008	67	139	(7,381)	(7,175)

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies

Global Traffic Network (UK) Commercial Limited (the “Company”) and its subsidiary undertakings (together the “Group”) are incorporated in England and Wales, with the registered office of both the Company and its subsidiary undertakings being 50 Lisson Street, London, NW1 5DF. The details of the ultimate parent of the Group are given in note 18.

The Group has prepared these non-statutory financial statements for the year ended 31 March 2008 for inclusion in a Form 8-K to be filed by Global Traffic Network Incorporated (“GTN”) with the Securities and Exchange Commission in the United States. The financial statements have been prepared in accordance with International Accounting Standards (“IAS”) and International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board with the exception that prior period comparatives have not been presented as required by IAS 1, “Presentation of Financial Information”. Such comparatives are not required by Rule 3-05 of the United States Securities and Exchange Act Regulation S-X.

As set out in note 6, on 1 March 2009, the Company was acquired by GTN.

Prior to the acquisition by GTN, the Company was a wholly-owned subsidiary of UBC Media Group plc (“Unique Media” or the “Parent”), a public company listed on the Alternative Investment Market in the United Kingdom. Historically, the Company’s operations related to the supply of traffic and travel information to radio stations in exchange for commercial and non-commercial airtime inventory that is sold to advertisers. The Company’s sale of commercial airtime inventory was identified as part of its “Commercial business” while its other operations were identified as part of its “Non-Commercial business”. In February 2009, the Company reorganized its operations and transferred the net assets of its Non-Commercial business to a newly formed subsidiary of Unique Media. As a result, the Company only retained the Commercial Business when it was acquired by GTN.

As at 31 December 2008, the Non-Commercial business met the criteria to be considered as a discontinued operation and has been presented as such in the Company’s unaudited condensed consolidated financial statements for the nine months ended 31 December 2008. Accordingly, the Non-Commercial business has also been presented as a discontinued operation in these financial statements. The Non-Commercial business did not qualify as held for sale as at 31 March 2008 and therefore is not presented as such in the balance sheet at that date.

These results for the year ended 31 March 2008 are the Group’s first annual results reported under IFRS. As the Group’s results have been prepared under IFRS, the accounting policies applied are not the same as those presented in the statutory accounts for the year ended 31 March 2008, which were prepared in accordance with generally accepted accounting principles in the United Kingdom (“UK GAAP”). The Group’s accounting policies under IFRS are presented below.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies (continued)

As the Group has become a first-time adopter of IFRS after its Parent, UBC Media Group plc, the Group was able to elect to measure its assets and liabilities either at:
•	the carrying amount in the Parent’s financial statements on its date of adoption to IFRS or

•	the carrying amount required by IFRS 1 on the date of adoption of IFRS (1 April 2007) by the Group.
The Group has elected to measure its assets and liabilities at the carrying amount in the Parent’s financial statements on adoption.
At the date of authorisation of these financial statements, the following Standards and Interpretations which have not been applied in these financial statements were in issue but not yet effective.
IAS 1 (revised 2007)     Presentation of Financial Statements
IAS 27 (revised 2008)   Consolidated and Separate Financial Statements
IFRS 1 (amended)          Cost of an Investment in a Subsidiary, Jointly Controlled Entity or Associate
IFRS 3 (revised 2008)    Business Combinations
The directors anticipate that the adoption of these Standards and Interpretations in future periods will have no material impact on the financial statements of the Group.
Going concern
Management has assessed the ability of the Group to continue as a going concern. This assessment considered the fact that the Group is in a net liability position as at the balance sheet date, driven by significant payables due to the ultimate parent company, UBC Media Group plc. The entire balance payable to the ultimate parent company was waived following the transaction with GTN, leaving the Group in a net asset position, and therefore management concluded that it was appropriate to prepare the financial statements on a going concern basis.
Basis of consolidation
(a) Subsidiaries
The Group financial statements consolidate the financial statements of the Company and its subsidiary undertakings. Intra-group sales and profits are eliminated on consolidation. The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.
(b) Joint ventures
Joint ventures are accounted for using the equity method from the date of their formation to the date of their sale. A fair value is attributed to the Group’s share of separable assets and liabilities acquired on the formation of the joint venture and any excess of consideration over this fair value is recognised as goodwill. The goodwill is included within the carrying value of the investment and is assessed for impairment as part of that investment. The Group’s share of its joint ventures’ post-acquisition profits or losses is recognised in the income statement and as a movement in the Group’s share of joint ventures’ net assets in the balance sheet. Its share of any post-acquisition movements in reserves is recognised directly in equity. Losses of the joint ventures in excess of the Group’s interest in those joint ventures are not recognised. Where a Group company transacts with a joint venture of the Group, profits and losses are eliminated to the extent of the Group’s interest in the relevant joint venture.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies (continued)

Revenue

Revenue represents amounts receivable for goods and services provided in the normal course of business, and excludes intra-group sales, Value Added Tax and trade discounts. Revenue comprises:
•	Sale of programmes and content: The value of goods and services supplied is recognised on delivery of content. Production costs are recognised on the same date as the related revenue.

•	Sale of advertising time: Advertising revenue is recognised on the date the relevant advertisement appears. Advertising revenue is recognised gross where the Group is exposed to the majority of the risks and rewards of the transactions and, as such, acts as principal. Where the Group does not bear the majority of the risks and rewards of the transactions it assumes the role as agent and revenue is recognised net of associated costs.
Property, plant and equipment
Property, plant and equipment are stated at historical cost less accumulated depreciation. Depreciation is charged to write off the cost of these fixed assets to their residual value over their expected useful lives, using the straight-line method, on the following basis:

%

Technical equipment	50
Computer equipment	33⅓
Office equipment	20
The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognised in the income statement.
Inventories
Programmes in production are stated at the lower of cost and net realisable value and included in inventories. Programme material is written off fully on first transmission or sale. Expenditure relating to programmes that have been commissioned for production is carried forward at cost.
Cash and cash equivalents
Cash and cash equivalents include cash at bank and in hand and deposits with an original maturity of three months or less, net of overdrafts.
Impairment of tangible and intangible assets
At each balance sheet date, the Group reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss, if any. Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs.
Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies (continued)

Impairment of tangible and intangible assets (continued)

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount of the asset (cash-generating unit) is reduced to its recoverable amount. An impairment loss is recognised as an expense immediately, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease.

Provisions

Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

Share capital

Ordinary shares are classified as equity instruments. Equity instruments issued by the Company are recorded at the proceeds received, net of direct issue costs.

Taxation

Current tax is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantially enacted by the balance sheet date.

Research and development tax credits are recognised in the period when it becomes probable that an amount will be receivable or recoverable from Her Majesty’s Revenue & Customs.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and interests in joint ventures, except where the group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

Employee benefits

The retirement benefits for employees are provided by a defined contribution scheme, which is funded by contributions by employees with a Group contribution for certain employees only. The amount charged to the income statement is the contribution payable in the year by Group companies.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies (continued)

Leases

Leases where the lessor retains substantially all the risks and benefits of ownership of the asset are classified as operating leases. Operating lease rentals are charged to the income statement over the lease term on a straight-line basis.

Foreign currencies

Transactions in foreign currencies are recorded at the exchange rate ruling at the date of the transaction. Upon settlement, monetary assets and liabilities denominated in foreign currencies are re-translated at the exchange-rate ruling on the settlement date. Monetary assets and liabilities denominated in foreign currencies at the year-end are re-translated at the exchange rate ruling at the balance sheet date. Exchange differences arising from re-translation at the settlement date or balance sheet date are included in the income statement.

Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not converted.

Financial instruments

Financial assets are accounted for on the trade date. Financial assets and financial liabilities principally include the following:

Trade receivables

Trade receivables do not carry interest and are stated at their fair value as reduced by appropriate allowances for estimated irrecoverable amounts.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
1.	Presentation of financial information and accounting policies (continued)

Financial instruments (continued)

Trade payables

Trade payables are not interest-bearing and are stated at their fair value.

Derivative financial instruments

The Group does not use or trade in derivative financial instruments.

Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

Accounting estimates and uncertainties

The Group makes estimates and judgements concerning the future and the resulting estimates may, by definition, vary from the related actual results. The directors considered the critical accounting estimates and judgements used in the accounts and concluded that the main areas of judgement are:

Provision for doubtful receivables

Management exercises judgement in determining the level of expected impairment of receivables and thereby calculating the provision for doubtful receivables. In calculating this provision, management considers historical patterns of receivable impairment and specific balances outstanding at the balance sheet date whose recovery is questionable.

Taxation

Tax laws that apply to the Group’s businesses may be amended by the relevant authorities, for example as a result of changes in fiscal circumstances or priorities. Such potential amendments and their application to the Group are regularly monitored and the requirement for recognition of any liabilities assessed where necessary.

2.	Operating profit

Operating profit includes the following charges:

31 March
2008
£’000

Net foreign exchange losses	6
Depreciation of property, plant and equipment	3
Staff costs (see note 3)	582
Impairment loss recognised on trade receivables	2

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
3.	Staff costs

The average monthly number of persons employed by the Group during the year in its continuing operations, including executive directors, was 12.

31 March
2008
No.

Management and administration	3
Production, editorial and sales	9

12

31 March
2008
£’000

Wages and salaries	519
Social security costs	57
Pension costs	6

582

4.	Investment income

31 March
2008
£’000

Bank interest	45

5.	Tax

			31 March
	Continuing	Discontinued	2008
	operations	operations	Total
	£’000	£’000	£’000

Current tax	—	—	—
Research and development tax credit	—	(59)	(59)
Deferred tax	—	—	—

	—	(59)	(59)

Corporation tax is calculated at 30% of the estimated assessable profit for the year.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
5.	Tax (continued)

31 March
2008
£’000

Profit/(loss) before tax:
Continuing operations	1,195
Discontinued operations	(1,047)

148

Tax at the UK corporation tax rate of 30%	44
Tax effect of expenses that are not deductible in determining taxable profit	141
Unrecognised deferred tax assets	(36)
Non-taxable items	(6)
Utilisation of tax losses not previously recognised	(143)
Research and development tax credit	(59)

Tax credit	(59)

At the balance sheet date, the Group had an unrecognised deferred tax asset in respect of tax losses of £1,031,000 and an unrecognised deferred tax asset in respect of capital allowances in excess of depreciation of £158,000.

6.	Discontinued operations
(i)	Global Traffic Network (UK) Commercial Limited — Non-Commercial Businesses
As discussed in note 1, in February 2009, the assets and related liabilities of the Programme Production and Data and Interactive businesses (collectively referred to as the “Non-Commercial businesses”) were transferred at their carrying value to New Unique Broadcasting Company Limited, a subsidiary of UBC Media Group plc, the Group’s Parent company, for consideration of £403,128. The consideration was settled by reducing the amount owed to the Group’s Parent company.

The results of the discontinued operations, which have been included in the consolidated income statement, were as follows:

31 March
2008
£’000

Revenue	2,555
Expenses	(3,036)
Depreciation of tangible assets	(105)
Impairment of intangible assets	(15)
Share of loss from joint venture (see (ii) below)	(446)

Loss before tax	(1,047)
Attributable tax expense	—

Loss after tax	(1,047)

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
6.	Discontinued operations (continued)

Although the assets and liabilities of the Programme Production and Data and Interactive divisions of the Group were included in the balance sheet at 31 March 2008 they are not reclassified as held for sale because IFRS 5 requires that comparative balance sheet figures are not restated when discontinued operations are reclassified at a subsequent reporting date. See further explanation in note 1.

Included within expenses is a loss of £21,000 relating to the net loss incurred by Oneword Radio Limited subsequent to it becoming a wholly owned subsidiary and prior to it being closed down. See (ii) below for further details.

During the year the Group invested £466,000 in the Oneword Radio Limited joint venture. On 12 December 2007 a decision was taken to waive all loans owed by Oneword Radio Limited to The Unique Broadcasting Company Limited and to provide no further funding to Oneword Radio Limited.

The Group’s share of the aggregated amounts relating to Oneword when accounted for as a joint venture:

2008
£’000

Revenues	22
Loss	(446)

ii)	Oneword Radio Limited
On 12 December 2007, the Group acquired all of the shares in Oneword Radio Limited held by 4 Ventures Limited and the outstanding receivables due to 4 Ventures Limited from Oneword Radio Limited of £1,677,000 for a total consideration of £1, bringing its shareholding to 100%. At this date, the net liabilities of Oneword Radio Limited were £3,290,000, which included amounts payable to the Group of £3,290,000. On 11 January 2008 the Group made the decision to discontinue the Oneword Radio Limited operation.

The results of Oneword Radio Limited since it became a wholly owned subsidiary, which have been included in the consolidated income statement within discontinued operations above, were as follows:

2008
£’000

Revenue	—
Expenses	(22)
Gain on acquisition	1

Net loss attributable to discontinued operations	(21)

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
7.	Property, plant and equipment

	Computer	Office	Technical
	equipment	equipment	equipment	Total
	£’000	£’000	£’000	£’000

Cost
At 1 April 2007	119	220	104	443
Additions	29	5	7	41

At 31 March 2008	148	225	111	484

Depreciation
At 1 April 2007	56	74	76	206
Charge for year	41	41	26	108

At 31 March 2008	97	115	102	314

Net book value
At 31 March 2008	51	110	9	170

Of the depreciation charge for the year, £105,000 was attributable to discontinued operations. Included within additions was £39,000 relating to discontinued operations.
8.	Subsidiaries

A list of the significant subsidiaries of the Company, which are all private companies limited by shares and incorporated in England and Wales, is given below:

	Percentage	Principal
	owned	activity/
At 31 March 2008%		Status

Unique Facilities Limited	100	Dormant
Media Master Limited	100	Dormant
Gilmour Broadcasting Limited	100	Dormant
Eyewitness News Limited	100	Dormant
Unique Interactive Limited	100	Dormant
UBC Media Group Trustees Limited	100	Dormant
Unique Digital Limited	100	Dormant
G One Limited	100	Dormant
Oneword Radio Limited	100	Non-trading

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
9.	Trade and other receivables

31 March
2008
£’000

Amount receivable for the sale of goods	1,368
Allowance for doubtful debts	(2)

1,366
Other debtors	17
Research and development tax credit receivable	59
Unbilled revenue	1,128
Prepayments	209
Amounts owed by related parties	116

2,895

The average credit period taken on sales of goods and services is 42 days. No interest is charged on receivables. Trade receivables are provided for based on estimated irrecoverable amounts from the sale of goods and services, determined by reference to past default experience and likelihood of recovery as assessed by the directors.
Before accepting any new customer, the Group uses an external credit scoring system to assess the potential customer’s credit quality and defines credit limits by customer. The directors believe that the majority of the trade receivables that are past due but not impaired are of a good credit quality. Of the trade receivables balance at the end of the year, £468,000 is due from the Group’s largest customer.
Customers that represent more than 5% of the total balance of trade receivables are:

31 March
2008
£’000

Customer A	468
Customer B	413
Customer C	204
Customer D	91

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
9.	Trade and other receivables (continued)

Included in the Group’s trade receivable balance are debtors with a carrying amount of £267,000 which are past due at the reporting date for which the Group has not provided as there has not been a significant change in credit quality and the amounts are still considered recoverable. The Group does not hold any collateral over these balances. The average age of these receivables is 75 days.

31 March
2008
Ageing of past due but not impaired receivables	£’000

30-60 days	100
60-90 days	166
90-120 days	—
120+ days	1

Total	267

31 March
2008
Movement in the allowance for doubtful debts	£’000

Balance at the beginning of the period	36
Impairment losses recognised	2
Amounts written off as uncollectible	(31)
Amounts recovered during the year	(5)

Balance at the end of the period	2

In determining the recoverability of trade receivables the Group considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the reporting date.
Included in the allowance for doubtful debts there are no individually impaired trade receivables which have been placed under liquidation. Any impairment recognised represents the difference between the carrying amount of these trade receivables and the present value of the expected liquidation proceeds. The Group does not hold any collateral over these balances.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
10.	Trade and other payables

31 March
2008
£’000

Trade creditors	178
Other taxes and social security	27
Accrued costs	1,673
Deferred income	171
Amounts owed to parent company and related parties	8,901

10,950

Trade creditors and accrued costs principally comprise amounts outstanding for trade purchases and ongoing costs. The average credit period taken for trade purchases is 67 days. The Group has financial risk management policies in place to ensure that all payables are paid within the credit time frame.
The directors consider that the carrying amount of trade payables approximates to their fair value.
11.	Share capital

31 March
2008
Group	£’000

Authorised:
100,000 ordinary shares of £1 each	100

Allotted, called up and fully paid:
67,090 ordinary shares of £1 each	67

Issued share capital

The Group has one class of ordinary shares which carry no right to fixed income.

During the year ended 31 March 2008, no new shares were issued.
12.	Share premium account and reserves

	Share
	premium	Accumulated
	account	losses
	£’000	£’000

At 1 April 2007	139	(7,588)
Profit for the year	—	207

At 31 March 2008	139	(7,381)

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
13.	Reconciliation of profit/(loss) for the year to net cash flow from operating activities

		31 March 2008
	Continuing	Discontinued
	operations	operations	Total
	£’000	£’000	£’000
Profit/(loss) for the year	1,254	(1,047)	207
Tax credit recognised	—	(59)	(59)
Investment income recognised	(45)	—	(45)
Impairment of intangible assets	—	15	15
Depreciation of tangible fixed assets	3	105	108
Impairment of loan to joint venture	—	446	446
Increase in inventories	(13)	—	(13)
Decrease in debtors	1,331	—	1,331
Decrease in creditors	(788)	—	(788)
Net movement in related party balances	(1,025)	—	(1,025)

Cash generated by/(used in) operations	717	(540)	177

Tax refunded	—	58	58

Net cash from operating activities	717	(482)	235

Related party balances are those balances with the immediate parent company, UBC Media Group plc, and with other subsidiaries UBC Media Group plc.
14.	Operating lease arrangements

The Group as lessee

31 March
2008
£’000

Minimum lease payments under operating leases recognised as an expense in the year	173

At the balance sheet date, the Group had outstanding commitments for future minimum lease payments under non-cancellable operating leases, which fall due as follows:

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
14.	Operating lease arrangements (continued)

31 March
2008
£’000

Within one year	177
In the second to fifth year inclusive	73
After five years	—

250

Operating lease payments represent rentals payable by the Group on certain of its office properties and equipment. Leases are negotiated for an average term of 1 year aside from property rental leases which are typically 5 years.
15.	Retirement benefits schemes
UBC Media Group plc operates defined contribution retirement benefit schemes for all qualifying employees, in which the Group participates. The assets of the schemes are held separately from those of the parent company and Group in funds under the control of trustees. Where there are employees who leave the schemes prior to vesting fully in the contributions, the contributions payable by the Group are reduced by the amount of forfeited contributions.
The total cost charged to income of £6,000 in relation to continuing operations (£25,000 in relation to discontinued operations) represents contributions payable to these schemes by the Group at rates specified in the rules of the plans. As at 31 March 2008, no contributions due in respect of the current reporting period had not been paid over to the schemes.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
16.	Related party transactions

Transactions between the Company and its subsidiaries, which are related parties, have been eliminated on consolidation and are not disclosed in this note. Transactions between members of the Global Traffic Network (UK) Commercial Limited group with its associates and other members of UBC Media Group plc are disclosed below.

Trading transactions

	31 March 2008
	Sales of goods and	Amounts owed by
	services	related parties
	£’000	£’000

Lisson Street (Properties) Limited	117	—
UBC Media Group plc	201	—
Smooth Operations (Productions) Limited	100	116
The Digizone Limited	—	—
Cliq Radio Limited	15	—
The Group purchased the remaining 51% share capital of Oneword Radio Limited during the year and the operation was discontinued. The amount disclosed represents transactions prior to the acquisition date (see note 6).

Sales of goods and services to related parties were made at the Group’s usual list prices.

The amounts outstanding are unsecured and will be settled in cash. No guarantees have been given or received. No provisions have been made for doubtful debts in respect of the amounts owed by related parties this year.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
16.	Related party transactions (continued)

Remuneration of key management personnel

The remuneration of the directors, who are the key management personnel of the Group, is set out below in aggregate for each of the categories specified in IAS 24 Related Party Disclosures.

31 March
2008
£’000
Short-term employment benefits	378
Post-employment benefits	8
Termination benefits	114

500

There were no transactions with directors during the year.

17.	Financial instruments

Capital risk management

The Group manages its capital to ensure that entities in the Group will be able to meet their financial obligations as they arise while maximising the return to stakeholders. The capital structure of the Group consists of cash and cash equivalents and equity attributable to equity holders of the parent, comprising issued capital, reserves and accumulated losses as disclosed in notes 11 to 12.

The Group does not have any external borrowings. Funding to the Group is provided when needed by the Group’s ultimate parent company, UBC Media Group plc, with no interest charge attached. The resulting loan balance is not governed by contractual terms or bound by any covenants. It is presented as current in the accounts due to accounting convention and while the balance is payable on demand there is no indication that such a demand is likely in the foreseeable future.

Externally imposed capital requirement

The Group is not subject to externally imposed capital requirements.

Significant accounting policies

Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which income and expenses are recognised, in respect of each class of financial asset, financial liability and equity instrument are disclosed in note 1 to the financial statements.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
17.	Financial instruments (continued)

Categories of financial instruments

31 March
2008
£’000
Financial assets
Cash and cash equivalents	652
Receivables	1,366
Other receivables	1,529

Financial liabilities
Trade payables	(178)
Accrued costs	(1,673)
Other payables	(9,099)

The carrying amounts of financial assets and financial liabilities recorded at amortised cost approximates their fair values.

Financial risk management objectives

It is, and has been throughout the year under review, the Group’s policy not to use or trade in derivative financial instruments.

The Group’s financial instruments comprise its cash and cash equivalents and various items such as trade debtors and trade creditors that arise directly from its operations. The main purpose of the financial liabilities is to provide finance for the Group’s operations in the year. The main purpose of the financial assets is as a store of liquid resources.

The Group has limited exposure to foreign currency risk; thus the main risks arising from the Group’s financial instruments are interest rate risk and liquidity risk. The Board reviews and agrees policies for managing these risks and they are summarised below. These policies have remained unchanged throughout the year under review.

Interest rate risk management

The Group primarily finances its operations through funding loans from its Parent and thus is not generally exposed to interest rate risk on financial liabilities.

The Group’s policy is to ensure that it maximises the interest income on surplus cash. This involves placing cash in a mix of fixed rate and floating rate short-term deposits. There is no prescribed ratio of fixed to floating rate.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
17.	Financial instruments (continued)

Interest rate sensitivity analysis

Cash balances are generally not held in the Company but are swept up to the ultimate parent company, UBC Media Group plc, so a sensitivity analysis of interest rate movements is not deemed to be relevant.

Equity price sensitivity analysis

The Group was not exposed to equity price risk in the current year.

Credit risk management

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group has adopted a policy of only dealing with creditworthy counterparties, as a means of mitigating the risk of financial loss from defaults. The Group only transacts with entities after assessing credit quality using independent rating agencies and if not available, the Group uses other publicly available financial information and its own trading records to rate its major customers. The Group’s exposure is continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties. Credit exposure is controlled by counterparty limits.

Trade receivables consist principally of publicly funded and commercial broadcast companies as well as advertising agencies and corporate advertisers. Ongoing credit evaluation is performed on the financial condition of accounts receivable.

The credit risk on liquid funds is limited because the counterparties are banks with high credit-rating assigned by international credit-rating agencies.

The table below shows the credit limit and balance of the major counterparties at the balance sheet date.

	31 March 2008
	Credit limit	Carrying amount
	£’000	£’000

Customer A	1,000	468
Customer B	1,000	413
Customer C	500	204
Customer D	500	91

Liquidity risk management

The Group’s policy throughout the year has been to ensure continuity of funds. The Group manages liquidity risk by maintaining adequate reserves and banking facilities by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
17.	Financial instruments (continued)

Liquidity and interest risk tables

The following table details the Group’s expected maturity for its financial assets. The tables below have been drawn up based on the undiscounted contractual maturities of the financial asset including interest that will be earned on those assets except where the Group anticipates that the cash flow will occur in a different period.

	Weighted average
	effective interest	Less than
	rate	1 month	1-3 months	3 months to 1 year	1-5 years	5+ years	Total
2008	%	£’000	£’000	£’000	£’000	£’000	£’000
Non-interest bearing		2,895	—	—	—	—	2,895
Variable interest rate instruments	5.5	652	—	—	—	—	652

The Group expects to meet its obligations from operating cash flows and proceeds of maturing financial assets.

All financial liabilities are non-interest bearing and fall due within one month.

Fair value of financial instruments

The fair value of other non-derivative financial assets and financial liabilities are determined in accordance with generally accepted pricing models based on discounted cash flow analysis using prices from observable current market transactions.

Guarantees

The Company, together with its parent and fellow subsidiaries, is party to a Composite Accounting Agreement with Barclays bank, whereby it guarantees any amounts drawn down by either its Parent or its fellow subsidiaries.

18.	Ultimate parent company

The company’s immediate parent undertaking is UBC Media Group plc, a company registered in England and Wales. The directors consider UBC Media Group plc to be the ultimate parent undertaking and controlling party.

19.	Events after the balance sheet date

On 1 March 2009 the entire share capital of The Unique Broadcasting Company Limited was purchased by Global Traffic Network (UK) Limited but the assets of Programme Production and Data and Interactive businesses were not included in the sale and were transferred out of the company to another wholly owned subsidiary of UBC Media Group plc, The New Unique Broadcasting Company Limited. The assets were transferred at the book value of £403,128 which was offset against the intercompany loan balance. On 4 March 2009 the Company changed its name from The Unique Broadcasting Company Limited to Global Traffic Network (UK) Commercial Limited.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
20.	First time adoption if International Financial Reporting Standards

These financial statements have been prepared in accordance with the revised accounting policies set out in note 1 above. These policies have been revised from those published in the UBC Ltd 2008 Accounts prepared in accordance with UK GAAP following the Group’s transition to reporting under IFRS. The following notes and reconciliations provide an explanation of the impact of the transition to IFRS.

First-time adoption of IFRS

The rules for first-time adoption of IFRS are set out in IFRS 1 ‘First Time Adoption of International Financial Reporting Standards’. The Group is required in general to apply IFRS retrospectively to determine its opening balance sheet under IFRS at the date of transition, 1 April 2007. IFRS 1 permits certain optional exemptions from this general principle. The Group has elected to take the following principal exemptions and the information presented has been prepared on this basis.

Business combinations prior to the date of transition (IFRS 3, “Business Combinations”)

The Group has elected not to apply IFRS 3 retrospectively to business combinations which occurred prior to the date of transition.

Reconciliation of UK GAAP to IFRS

The following reconciliations are presented below in order to explain the effect of the transition to IFRS.
•	Reconciliation of profit for the year ended 31 March 2008

•	Reconciliation of equity at 1 April 2007
The IFRS adjustments included within these reconciliations are explained below.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
20.	First time adoption of International Financial Reporting Standards (continued)

Profit for the year ended 31 March 2008

		Discontinuing
	UK GAAP	operations	IFRS
	£’000	£’000	£’000
		Note (a)
Continuing operations
Revenue	14,092	(2,555)	11,537
Cost of sales	(11,349)	1,192	(10,157)

Gross profit/(loss)	2,743	(1,363)	1,380
Administrative expenses	(2,194)	1,964	(230)

Operating profit	549	601	1,150
Investment revenues	45	—	45
Share of results of joint ventures	(446)	446	—

Profit before tax	148	1,047	1,195
Tax	59	—	59

Profit for the year from continuing operations	207	1,047	1,254

Discontinued operations:
Loss for the year from discontinued operations	—	(1,047)	(1,047)

Profit for the year	207	0	207

There are no items of other comprehensive income in the year ended 31 March 2008.

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
Year ended 31 March 2008
20.	First time adoption of International Financial Reporting Standards (continued)

Reconciliation of consolidated statement of equity as at 1 April 2007

				Share premium
			Share capital	account	Accumulated losses	Total
	Note		£’000	£’000	£’000	£’000
At 1 April 2007 as previously reported			67	139	(7,547)	(7,341)
Holiday benefits	b	)	—	—	(41)	(41)

At 1 April 2007 as restated			67	139	(7,588)	(7,382)

There were no differences between UK GAAP and IFRS to the consolidated statement of equity as at 31 March 2008.
Notes to IFRS adjustments
a) IFRS 5 Non-current assets held for sale and discontinued operations
The results of operations that have been discontinued subsequent to the year end are presented separately from the results of continuing operations in the income statement and are analysed in the notes to the accounts.
As discussed in note 1, the Group has reclassified the results of its Non-Commercial operations, as discontinued operations in order that the results are presented on a comparable basis with those for the nine months ended 31 December 2008.
b) IAS 19 Employee benefits — Holiday benefit
Under IAS 19, all accumulating employee-compensated absences that are unused at the balance sheet date must be recognised as a liability. There is no similar requirement under UK GAAP. Employee benefits which fall within the scope of IAS 19 have been recognised in the Group’s opening balance sheet, and the Group has subsequently adjusted its UK GAAP accounting policies to recognise the required accrual in the UK GAAP accounts, thereby leading to no adjustment in the 2008 income statement.

Global Traffic Network (UK) Commercial
Limited
(formerly The Unique Broadcasting
Company Limited)
Unaudited Interim Financial Statements
9 months to 31 December 2008

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Report and financial statements
9 months to 31 December 2008

Unaudited condensed consolidated income statement	1

Unaudited condensed consolidated balance sheet	2

Unaudited condensed consolidated cash flow statement	3

Unaudited condensed consolidated statement of changes in equity	4

Notes to the financial statements	5

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Unaudited condensed consolidated balance sheet
As at 31 December 2008

		9 months to	9 months to
		31 December	31 December
		2008	2007
	Notes	£’000	£’000

Continuing operations
Revenue arising from sales of goods		6,898	8,159
Cost of sales		(6,923)	(7,302)

Gross (loss)/profit		(25)	857

Administrative expenses		(145)	(161)

Operating (loss)/profit	2	(170)	696

Investment income	3	—	45

(Loss)/profit before tax		(170)	741
Tax	4	—	—

(Loss)/profit for the period from continuing operations		(170)	741

Discontinued operations:
Loss for the period from discontinued operations	5	(541)	(916)

Loss for the period		(711)	(175)

1

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Unaudited condensed consolidated balance sheet
As at 31 December 2008

		31 December	31 March
		2008	2008
	Notes	£’000	£’000

Assets
Non-current assets
Property, plant and equipment		3	170

		3	170

Current assets
Inventories		—	58
Trade and other receivables		2,079	2,895
Cash and cash equivalents		—	652
Assets held for sale		1,052	—

		3,131	3,605

Total assets		3,134	3,775

Liabilities
Current liabilities
Trade and other payables		(1,590)	(10,950)
Liabilities directly associated with assets held for sale		(9,430)	—

		(11,020)	(10,950)

Net current liabilities		(7,889)	(7,345)

Net liabilities		(7,886)	(7,175)

Equity
Share capital		67	67
Share premium account		139	139
Accumulated losses		(8,092)	(7,381)

Total equity		(7,886)	(7,175)

These financial statements, which comprise the condensed consolidated income statement, the condensed consolidated balance sheet, the condensed consolidated cash flow statement, the condensed consolidated statement of changes in equity and related notes were approved by the board of directors on 14 May 2009 and were signed on its behalf by:
S Cody
Director

2

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Unaudited condensed consolidated cash flow statement
9 months to 31 December 2008

		Unaudited	Unaudited
		9 months to	9 months to
		31 December	31 December
		2008	2007
	Notes	£’000	£’000

Net cash (used in)/from operating activities		(499)	1,126

Investing activities

Interest received	3	—	45
Advances to joint ventures		—	(466)
Purchase of property, plant and equipment		(21)	(34)

Net cash used in investing activities		(21)	(455)

Financing activities

(Payment)/Receipt of Parent Company funding		(132)	1,073

Net cash (used in)/from financing activities		(132)	1,073

Net (decrease)/increase in cash and cash equivalents		(652)	1,744

Cash and cash equivalents at beginning of period		652	528

Cash and cash equivalent at end of period		—	2,272

3

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Unaudited condensed consolidated statement of changes in equity
9 months to 31 December 2008

		Share
	Share	premium	Accumulated
	capital	account	losses	Total
	£’000	£’000	£’000	£’000

At 31 March 2008	67	139	(7,381)	(7,175)
Loss for the period	—	—	(711)	(711)

At 31 December 2008	67	139	(8,092)	(7,886)

4

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
1.	Presentation of financial information and accounting policies

Global Traffic Network (UK) Commercial Limited (formerly The Unique Broadcasting Company Limited) (the “Company”) and its subsidiary undertakings (together the “Group”) are incorporated in England and Wales, with the registered office of both the Company and its subsidiary undertakings being 50 Lisson Street, London, NW1 5DF. The details of the ultimate parent of the Group are given in note 8.

The Group has prepared these unaudited condensed consolidated interim financial statements for the nine months ended 31 December 2008 for inclusion in a Form 8-K to be filed by Global Traffic Network Incorporated (“GTN”) with the Securities and Exchange Commission in the United States. The financial statements have been prepared in accordance with International Accounting Standards (“IAS”) 34, Interim Financial Statements. Other than set out below, the accounting policies adopted are those set out in the Group’s audited consolidated financial statements for the year ended 31 March 2008. These condensed consolidated financial statements should be read in conjunction with the Group’s consolidated financial statements as of and for the year ended 31 March 2008.

As set out in note 9, on 1 March 2009, the Company was acquired by GTN.

Prior to the acquisition by GTN, the Company was a wholly-owned subsidiary of UBC Media Group plc (“Unique Media” or the “Parent”), a public company listed on the Alternative Investment Market in the United Kingdom. Historically, the Company’s operations related to the supply of traffic and travel information to radio stations in exchange for commercial and non-commercial airtime inventory that is sold to advertisers. The Company’s sale of commercial airtime inventory was identified as part of its “Commercial business” while its other operations were identified as part of its “Non-Commercial business”. In February 2009, the Company reorganised its operations and transferred the net assets of its Non-Commercial business to a newly formed subsidiary of Unique Media. As a result, the Company only retained the Commercial business when it was acquired by GTN.

As at 31 December 2008, the Non-Commercial business met the criteria to be considered as a discontinued operation and has been presented as such in the Company’s unaudited condensed consolidated financial statements for the nine months ended 31 December 2008. The Non-Commercial business did not qualify as held for sale as at 31 March 2008 and therefore is not presented as such in the balance sheet at that date.

5

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
2.	Operating (loss)/profit

Operating (loss)/profit includes the following charges:

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000

Depreciation of property, plant and equipment	2	2
Staff costs	468	436

3.	Investment income

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000

Bank interest	—	45

4.	Tax

Corporation tax is calculated at 28% (2007: 30%) of the estimated assessable profit for the periods.

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000
Loss before tax:
Continuing operations	(170)	741
Discontinued operations	(541)	(916)

	(711)	(175)

Tax at the UK corporation tax rate of 28% (2007: 30%)	(199)	(53)
Tax effect of expenses that are not deductible in determining taxable profit	10	103
Unrecognised deferred tax assets	189	—
Non-taxable items	—	(6)
Utilisation of tax losses not previously recognised	—	(44)

Tax credit and effective tax rate for the period	—	—

At the balance sheet date, the Group had an unrecognised deferred tax asset in respect of tax losses of £1,200,000 (31 March 2008 : £1,031,000) and an unrecognised deferred tax asset in respect of capital allowances in excess of depreciation of £177,000 (31 March 2008: £158,000).

6

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
5.	Discontinued operations
i)	Global Traffic Network (UK) Commercial Limited — Non-Commercial businesses
As discussed in note 1, in February 2009, the assets and related liabilities of the Programme Production and Data and Interactive businesses (collectively referred to as the “Non-Commercial businesses”) were transferred at their carrying value to The New Unique Broadcasting Company Limited, a subsidiary of UBC Media Group plc, the Group’s Parent company for consideration of £403,128. The consideration was settled by reducing the amount owed to the Parent company.
The results of the discontinued operations, which have been included in the consolidated income statement, were as follows:

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000

Revenue	1,725	2,031
Expenses	(2,266)	(2,501)
Share of loss from joint venture (see (ii) below)	—	(446)

Loss before tax	(541)	(916)
Attributable tax expense	—	—

Loss after tax	(541)	(916)

Net loss attributable to discontinued operations	(541)	(916)

Included within expenses is a loss of £21,000 relating to the net loss incurred by Oneword Radio Limited subsequent to it becoming a wholly-owned subsidiary and prior to it being closed down. See (ii) below for further details.
The major classes of assets and liabilities comprising the operations classified as held for sale were as follows:

as at
31 December
2008
£’000

Non-current assets classified as held for sale	121

Current assets classified as held for sale	931

Current liabilities classified as held for sale	(9,430)

Total liabilities classified as liabilities held for sale	(8,378)

7

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
5.	Discontinued operations (continued)

During the 9 month period to 31 December 2008 the Group invested £nil (2007: £466,000) in the Oneword Radio Limited joint venture. On 12 December 2007 a decision was taken to waive all loans owed by Oneword Radio Limited to Company and to provide no further funding to Oneword Radio Limited.

Aggregated amounts relating to the Oneword joint venture:

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000

Revenues	—	22
Loss	—	(446)

ii)	Oneword Radio Limited
On 12 December 2007, the Group acquired all the shares in Oneword Radio Limited held by 4 Ventures Limited and the receivable that 4 Ventures had from Oneword Limited for an aggregate consideration of £1, bringing its shareholding to 100%. At this date, Oneword had net liabilities of £3,290,000 of which £3,290,000 was payable to UBC Ltd. On 11 January 2008 the Group made the decision to discontinue the Oneword Radio Limited operations.
The results of the Oneword Radio Limited since it became a wholly-owned subsidiary, which have been included in the consolidated income statement were as follows:

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000

Revenue	—	—
Expenses	—	(22)
Gain on acquisition	—	1

Net loss attributable to discontinued operations	—	(21)

8

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
6.	Reconciliation of profit/(loss) for the period to net cash (used in)/from operating activities

	Continuing operations		Discontinued operations		Total
	9 months to	9 months to	9 months to	9 months to	9 months to	9 months to
	31 December	31 December	31 December	31 December	31 December	31 December
	2008	2007	2008	2007	2008	2007
	£’000	£’000	£’000	£’000	£’000	£’000

(Loss)/profit for the period	(170)	696	(541)	(871)	(711)	(175)
Investment income	—	(45)	—		—	(45)
Depreciation of tangible fixed assets	2	2	65	83	67	85
Impairment of loan to joint venture	—	—	—	432	—	432
Increase in inventories	—	—	(36)	(19)	(36)	(19)
Decrease/(increase) in debtors	(56)	607	(52)	627	(108)	1,234
(Decrease)/increase in creditors	224	44	35	(108)	259	(64)
Net movement in related party balances	30	(322)	—	—	30	(322)

Net cash (used in)/from operating activities	30	982	(529)	144	(499)	1,126

All cash used in the purchase of property, plant and equipment as disclosed in the cash flow statement relates to discontinued operations.

7.	Related party transactions

Transactions between the Company and its subsidiaries, which are related parties, have been eliminated on consolidation and are not disclosed in this note. Transactions between members of the Global Traffic Network (UK) Commercial Limited group with its associates and other members of UBC Media Group plc are disclosed below.

Trading transactions

			Amounts owed by
	Sales of goods and services		related parties
	9 months to	9 months to	As at	As at
	31 December	31 December	31 December	31 March
	2008	2007	2008	2008
	£’000	£’000	£’000	£’000

Lisson Street (Properties) Limited	466	133	1	—
UBC Media Group plc	58	123	—	—
Smooth Operations (Productions) Limited	22	100	—	116
Oneword Radio Limited	—	84	—	—
The Digizone Limited	—	—	—	—
Cliq Radio Limited	203	1	27	—
The Group purchased the remaining 51% share capital of Oneword Radio Limited on 12 December 2007 and the operation was discontinued. The amount disclosed represents transactions prior to the acquisition date (see note 5).

9

Global Traffic Network (UK) Commercial Limited
(formerly The Unique Broadcasting Company Limited)
Notes to the financial statements
9 months to 31 December 2008
7.	Related party transactions (continued)

Management believe that sales of goods and services to related parties were made at the Group’s usual list prices.

The amounts outstanding are unsecured and will be settled in cash. No guarantees have been given or received. No provisions have been made for doubtful debts in respect of the amounts owed by related parties the periods presented.

Remuneration of key management personnel

The remuneration of the directors, who are the key management personnel of the Group, is set out below in aggregate for each of the categories specified in IAS 24 Related Party Disclosures.

	9 months to	9 months to
	31 December	31 December
	2008	2007
	£’000	£’000
Short-term employment benefits	251	295
Post-employment benefits	5	7
Termination benefits	—	74

	256	376

There were no transactions with directors during the period.

8.	Ultimate parent company

The Company’s immediate parent undertaking is UBC Media Group plc, a company registered in England and Wales. The directors consider UBC Media Group plc to be the ultimate parent undertaking and controlling party.

9.	Events after the balance sheet date

On 1 March 2009 the entire share capital of The Unique Broadcasting Company Limited was purchased by Global Traffic Network (UK) Limited but the assets of Programme Production and Data and Interactive businesses were not included in the sale and were transferred out of the Company to another wholly-owned subsidiary of UBC Media Group plc, The New Unique Broadcasting Company. The assets were transferred at the book value of £403,128 which was offset against the intercompany loan balance. On 4 March 2009 the Company changed its name from The Unique Broadcasting Company Limited to Global Traffic Network (UK) Commercial Limited.

10